Goodwill impairment loss	6 Months Ended
Feb. 28, 2025
Goodwill impairment loss
Goodwill impairment loss

8. Goodwill impairment loss

Assets that have an indefinite life, such as goodwill, are tested annually by the Company for impairment or more frequently if events or circumstances indicate there may be impairment. During the three-month period ended February 29, 2024, the Company noted certain events and circumstances which indicated that there may be an impairment of the goodwill associated with its boat rental operation cash generating unit (“CGU”) (see detailed description below).

As a result of these triggering events and circumstances, the Company performed an impairment analysis for the boat rental operation CGU as at February 29, 2024. As a result of this analysis, the Company determined that the carrying amount of the goodwill associated with the boat rental operation CGU exceeded its recoverable amount and, accordingly, the Company recorded a goodwill impairment loss of $4,274,000 for the three-month and six-month periods ended February 29, 2024. No amount of goodwill impairment loss was recorded for the three-month and six-month periods ended February 28, 2025 as the carrying amount of the goodwill associated with this CGU was nil at February 28, 2025 and August 31, 2024.

The recoverable amount was determined based on the fair value less costs of disposal approach using a discounted cash flow model. The fair value measurement is categorized within Level 3 of the fair value hierarchy. The model included forecasted cash flows based on updated financial plans prepared by management covering a five-year period taking into consideration future investments and expansion activities that will enhance the performance of the assets of the CGU and the following key assumptions:

-	Expected earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a percentage of revenues for the CGU of 12.7% for the remainder of 2024, 15.8% in 2025, 19.3% in 2026, 19.9% in 2027, 20.7% in 2028 and 21.5% in 2029 and thereafter.
-	Expected working capital cash absorption ratio for the CGU of 20% of annual incremental sales increases.
-	Expected annual capital expenditure needs for the CGU of US$56,500 for the remainder of 2024, US$126,000 in 2025, US$346,800 in 2026, US$594,259 in 2027, US$229,820 in 2028, US$234,310 in 2029 and US$238,876 annually thereafter.

The discounted cash flow model was established using a post-tax discount rate of 28.0% based on the weighted average cost of capital calculated using observable market-based inputs or benchmark of a sample of representative publicly traded companies. The terminal growth rate of 2% used is based on published long-term growth rates.